Exhibit 99.2
CRANE CO.
Income Statement Data
(in millions, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016		2015
Net Sales:
Fluid Handling	$240.4	$259.4	$999.5		$1,091.3
Payment & Merchandising Technologies	194.6	174.0	745.8		703.0
Aerospace & Electronics	186.5	190.9	745.7		691.3
Engineered Materials	59.9	56.4	257.0		254.8
Total Net Sales	$681.4	$680.6	$2,748.0		$2,740.5

Operating Profit (Loss):
Fluid Handling	$28.0	$29.2	$119.5		$125.4
Payment & Merchandising Technologies	38.4	28.9	135.5		101.4
Aerospace & Electronics	39.2	46.9	149.8		145.1
Engineered Materials	10.4	9.5	49.0		48.4
Corporate	(15.2)	(11.0)	(61.1)	*	(47.5)
Asbestos Provision	(192.4)	—	(192.4)		—
Total Operating (Loss) Profit	(91.6)	103.5	200.3		372.9

Interest Income	0.5	0.5	1.9		1.9
Interest Expense	(9.0)	(9.1)	(36.5)		(37.6)
Miscellaneous- Net	(1.1)	(0.4)	(1.6)		(0.7)
(Loss) Income Before Income Taxes	(101.2)	94.4	164.1		336.5
(Benefit from) Provision for Income Taxes	(37.6)	28.8	40.3		106.5
Net (loss) income before allocation to noncontrolling interests	(63.6)	65.6	123.8		230.0
Less: Noncontrolling interest in subsidiaries' earnings	0.4	0.4	1.0		1.1
Net (loss) income attributable to common shareholders	$(64.0)	$65.2	$122.8		$228.9

Share Data:
(Loss) Earnings per Diluted Share	$(1.09)	$1.11	$2.07		$3.89

Average Diluted Shares Outstanding	58.8	58.7	59.3		58.8
Average Basic Shares Outstanding	58.8	58.1	58.5		58.1

Supplemental Data:
Cost of Sales	$433.7	$441.4	$1,758.3		$1,783.4
Asbestos Provision	192.4	—	192.4		—
Selling, General & Administrative	146.9	135.0	597.0	*	566.2
Repositioning Charges (see non-GAAP measures)	—	(0.1)	—		11.6
Acquisition Related Charges (see non-GAAP measures)	—	0.8	—		6.6
Depreciation and Amortization **	16.6	17.1	67.4		67.0
Stock-Based Compensation Expense **	4.9	5.5	21.7		21.3

* Includes a $5 million legal settlement charge.
** Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.
Condensed Balance Sheets
(in millions)

	December 31, 2016	December 31, 2015
ASSETS
Current Assets
Cash and Cash Equivalents	$509.7	$363.5
Accounts Receivable, net	396.4	397.6
Current Insurance Receivable - Asbestos	18.0	20.5
Inventories, net	342.5	376.9
Other Current Assets	49.1	45.0
Total Current Assets	1,315.7	1,203.5

Property, Plant and Equipment, net	278.9	276.0
Long-Term Insurance Receivable - Asbestos	125.2	108.7
Other Assets	559.0	580.8
Goodwill	1,149.2	1,167.9

Total Assets	$3,428.0	$3,336.9

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$—	$49.6
Accounts Payable	223.2	223.3
Current Asbestos Liability	71.0	75.0
Accrued Liabilities	223.1	218.6
Income Taxes	3.5	6.3
Total Current Liabilities	520.8	572.8

Long-Term Debt	745.3	744.6
Long-Term Deferred Tax Liability	42.4	50.0
Long-Term Asbestos Liability	624.9	470.5
Other Liabilities	348.9	348.1

Total Equity	1,145.7	1,150.8

Total Liabilities and Equity	$3,428.0	$3,336.9

CRANE CO.
Condensed Statements of Cash Flows
(in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Operating Activities:
Net (loss) income attributable to common shareholders	$(64.0)	$65.2	$122.8	$228.9
Noncontrolling interest in subsidiaries' earnings	0.4	0.4	1.0	1.1
Net (loss) income before allocations to noncontrolling interests	(63.6)	65.6	123.8	230.0
Asbestos provision	192.4	—	192.4	—
Restructuring - Non Cash	—	0.5	—	2.0
Depreciation and amortization	16.6	17.1	67.4	67.0
Stock-based compensation expense	4.9	5.5	21.7	21.3
Defined benefit plans and postretirement credit	(1.8)	(1.9)	(9.1)	(11.6)
Deferred income taxes	(41.2)	16.3	(25.1)	39.7
Cash provided by (used for) operating working capital	61.4	30.5	27.0	(16.1)
Defined benefit plans and postretirement contributions	(2.4)	(2.5)	(8.8)	(17.9)
Environmental payments, net of reimbursements	(3.4)	(4.6)	(11.6)	(18.2)
Other	1.3	0.8	(3.6)	(17.0)
Subtotal	164.2	127.3	374.1	279.2
Asbestos related payments, net of insurance recoveries	(14.5)	(13.7)	(56.0)	(49.9)
Total provided by operating activities	149.7	113.6	318.1	229.3

Investing Activities:
Capital expenditures	(13.0)	(11.4)	(51.5)	(39.6)
Proceeds from disposition of capital assets	0.1	2.5	0.9	4.4
Total used for investing activities	(12.9)	(8.9)	(50.6)	(35.2)

Financing Activities:
Dividends paid	(19.4)	(19.2)	(77.2)	(76.6)
Reacquisition of shares on open market	—	—	—	(25.0)
Stock options exercised - net of shares reacquired	16.8	1.6	26.4	8.9
Excess tax shortfall from stock-based compensation	—	0.3	—	0.1
Repayment of credit facility	—	—	—	(100.0)
(Repayment) proceeds from issuance of commercial paper	(34.0)	(48.2)	(49.6)	48.8
Total used for financing activities	(36.6)	(65.5)	(100.4)	(143.8)

Effect of exchange rate on cash and cash equivalents	(26.8)	(10.9)	(20.9)	(33.1)
Increase in cash and cash equivalents	73.4	28.3	146.2	17.2
Cash and cash equivalents at beginning of period	436.3	335.2	363.5	346.3
Cash and cash equivalents at end of period	$509.7	$363.5	$509.7	$363.5

CRANE CO.
Order Backlog
(in millions)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Fluid Handling	$228.3	$241.6	$246.3	$263.4	$267.2
Payment & Merchandising Technologies	94.0	65.6	65.8	60.4	62.6
Aerospace & Electronics	353.4	377.1	435.9	418.7	436.4
Engineered Materials	15.7	12.3	15.4	16.0	15.2
Total Backlog	$691.4	$696.7	$763.5	$758.6	$781.5

CRANE CO.
Non-GAAP Financial Measures
(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2016	Percent Change December 31, 2016
	2016	2015	2016	2015	Three Months	Twelve Months
INCOME ITEMS
Net Sales	$681.4	$680.6	$2,748.0	$2,740.5	0.1%	0.3%

Operating Profit (Loss)	(91.6)	103.5	200.3	372.9	(188.5)%	(46.3)%
Percentage of Sales	(13.4)%	15.2%	7.3%	13.6%

Special Items impacting Operating Profit:
Asbestos provision	192.4	—	192.4	—
MEI Acquisition related integration charges	—	1.6	—	7.2
MEI Acquisition related restructuring charges	—	(0.8)	—	(0.6)
Repositioning charges	—	(0.1)	—	11.6
Legal settlement charge	—	—	5.0	—
Operating Profit before Special Items	$100.8	$104.2	$397.7	$391.1	(3.2)%	1.7%

Percentage of Sales	14.8%	15.3%	14.5%	14.3%

Net Income Attributable to Common Shareholders	$(64.0)	$65.2	$122.8	$228.9
Per Share	$(1.09)	$1.11	$2.07	$3.89	NM	(46.8)%

Special Items Impacting Net Income Attributable to Common Shareholders:

Asbestos provision - Net of Tax	125.1	—	125.1	—
Per Share	$2.13		$2.11

MEI Acquisition related integration charges - Net of Tax	—	1.0	—	4.8
Per Share		$0.02		$0.08

MEI Acquisition related restructuring charges - Net of Tax	—	(0.6)	—	(0.3)
Per Share		$(0.01)		$(0.01)

Repositioning charges - Net of Tax	—	0.2	—	9.2
Per Share		$ 0.00		$0.16

Legal settlement charge - Net of Tax	—	—	3.3	—
Per Share			$0.05

Net Income Attributable To Common Shareholders Before Special Items	$61.1	$65.8	$251.1	$242.5	(7.2)%	3.6%
Per Basic Share	$1.04	$1.13	$4.30	$4.18
Per Diluted Share	$1.02	$1.12	$4.23	$4.13	(8.8)%	2.6%

In the three months ended December 31, 2016, Average Shares Outstanding excluding the effect of diluted stock options were used to compute the per share amounts since this period was in a loss position. Had Net Income Attributable To Common Shareholders been reported for this period, Average Shares Outstanding would have included the effect of diluted stock options when computing per share amounts (see chart below).

	(in thousands)
Average Basic Shares Outstanding	58,768
Effect of Diluted Stock Options	991
Average Shares Outstanding including the effect of Stock Options	59,759
When considering the effect of dilutive stock options on shares outstanding, Net Income Attributable To Common Shareholders Before Special Items is $1.02 per share for the three months ended December 31, 2016.

Special Items Impacting Provision for Income Taxes

Provision for Income Taxes - GAAP Basis	$(37.6)	$28.8	$40.3	$106.5

Tax effect of asbestos provision	67.3	—	67.3	—

Tax effect of MEI acquisition related integration charges	—	0.6	—	2.3

Tax effect of MEI acquisition related restructuring charges	—	(0.2)	—	—

Tax effect of repositioning charges	—	(0.3)	—	2.4

Tax effect of legal settlement charge	—	—	1.8	—

Provision for Income Taxes - non-GAAP Basis	$29.7	$29.0	$109.4	$111.2

Segment Information:	For the three months ended December 31, 2016
	Fluid Handling	Payment & Merchandising Technologies	Aerospace & Electronics	Engineered Materials	Corporate	Asbestos Provision	Total Company
Net Sales	$240.4	$194.6	$186.5	$59.9	$—	$—	$681.3

Operating Profit (Loss)- GAAP	28.0	38.4	39.2	10.4	(15.2)	(192.4)	(91.6)
Asbestos Provision	—	—	—	—	—	192.4	192.4
Operating Profit before Special Items	28.0	38.4	39.2	10.4	(15.2)	—	100.8
Percentage of Sales	11.6%	19.7%	21.0%	17.4%			14.8%

	For the three months ended December 31, 2015
	Fluid Handling	Payment & Merchandising Technologies	Aerospace & Electronics	Engineered Materials	Corporate	Total Company
Net Sales	$259.4	$174.0	$190.9	$56.4	$—	$680.6

Operating Profit - GAAP	29.2	28.9	46.9	9.5	(11.0)	103.5
Acquisition related integration charges	—	0.8	—	—	—	0.8
Repositioning Charges	1.0	—	(2.0)	—	1.0	(0.1)
Operating Profit before Special Items	30.2	29.7	44.9	9.5	(10.1)	104.2
Percentage of Sales	11.6%	17.1%	23.5%	16.8%		15.3%

CRANE CO.
Guidance
(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,		2017 Full Year Guidance
	2016	2015	2016	2015	Low	High
CASH FLOW ITEMS
Cash Provided by Operating Activities
before Asbestos - Related Payments	$164.2	$127.3	$374.1	$279.2	$325.0	$355.0
Asbestos Related Payments, Net of Insurance Recoveries	(14.5)	(13.7)	(56.0)	(49.9)	(55.0)	(55.0)
Cash Provided by Operating Activities	149.7	113.6	318.1	229.3	270.0	300.0
Less: Capital Expenditures	(13.0)	(11.4)	(51.5)	(39.6)	(50.0)	(50.0)
Free Cash Flow	$136.7	$102.1	$266.6	$189.6	$220.0	$250.0

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.